STEIN ROE SMALL COMPANY GROWTH FUND


                       Annual Report o September 30, 2001



                          LOGO: STEIN ROE MUTUAL FUNDS

Contents

From the President                                            1
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Special Economic Commentary                                   3
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Performance Summary                                           5
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Portfolio Manager's Report                                    6
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Investment Portfolio                                          10
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Financial Statements                                          15
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Notes to Financial Statements                                 18
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Financial Highlights                                          26
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Report of Independent Accountants                             30
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Unaudited Information                                         31
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For monthly performance updates on all Stein Roe funds, please visit
steinroe.com. Must be preceded or accompanied by a prospectus.

From the President
PHOTO OF: KEITH T. BANKS

Dear Shareholder:

     I wanted to take this opportunity to let you know that the sale of Liberty Financial's asset management companies to FleetBoston Financial was completed effective November 1, 2001. As a result, Stein Roe & Farnham is now part of the Fleet organization.
     In light of the events of September 11 and recent turmoil in the markets, I think it is important to assure you that only the ownership of Stein Roe has changed. You will see no immediate change in your investment. Your fund will continue to be guided by William Garrison, following the same investment principles which attracted you to the fund in the first place.
     Market performance in the past year, and particularly in the past month, underscores the importance of staying focused on long-term investment goals. As the fiscal year drew to a close, investors and non-investors alike struggled to come to grips with the horrific events of September 11. All of us here at FleetBoston Financial continue to offer our support to those whose lives were so dramatically changed that day.
     Certainly the events of September 11 have exacerbated an already troubled economy. More than 100,000 jobs were lost as a direct result of the attacks, as the travel and transportation industries, and the airlines in particular, struggled in the immediate weeks afterward.
     During these difficult times, it is important to remember why you invested in the Stein Roe Small Company Growth Fund in the first place. Markets and economic cycles fluctuate. Diversification, a long-term perspective and a clear objective remain vital to investment success in good times and in bad.
     When markets struggle, growth stocks are typically among the hardest hit. Perseverance is a prerequisite for investing in volatile times. It is a trait your fund's portfolio manager continues to exhibit. During times like these, the discipline to adhere to objectives - searching for the highest-quality growth companies available - is critical to not only survive market declines, but also to position the fund to thrive when a recovery begins. These key components and the discipline to stay the course are crucial to strong results in the future.

     As always, we thank you for choosing Stein Roe Small Company Growth Fund. We look forward to serving your investment needs.


 /s/ Keith T. Banks

     Keith T. Banks
     President


--------------------------------------------------------------------------------
Meet the new president

     Effective November 1, 2001, Keith T. Banks has taken on the position of President of Stein Roe. Mr. Banks is currently chief investment officer and chief executive officer of Fleet Asset Management, a position he has held since 2000. Prior to joining Fleet, he was managing director and head of US Equity for J.P. Morgan Investment Management from 1996 to 2000. He began his investment career in 1981 as an equity analyst at Home Insurance. A Chartered Financial Analyst, Mr. Banks earned his BA from Rutgers University and his MBA from Columbia Business School.
--------------------------------------------------------------------------------

     Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

Special Economic Commentary


                           Special Economic Commentary



Alfred F. Kugel, Executive Vice President and Senior Investment Strategist at Stein Roe & Farnham, Inc., has 48 years' investment experience.

     The September 11 terrorist strikes on the US were enormously shocking events and will likely represent a watershed moment for America and perhaps the world. Partisan wrangling over the budget and various spending programs has been set aside for a time as members of both parties fall in behind the President to combat this threat. Congress has passed a bill to provide $40 billion to fight terrorism and provide aid to victims and their families. There has been legislation to provide $15 billion to support the airline industry. In addition, further fiscal action to help shore up the economy is expected, in the form of additional spending and possibly an additional tax cut.

The Fed to the rescue

     Prior to the latest developments, the Fed was on a path of aggressive monetary stimulation. Immediately following the terrorist acts, the Federal Open Market Committee ("FOMC") flooded the financial system with liquidity to offset the surge in the float (unprocessed checks) caused by transportation disruptions around the country. Additionally, the Fed announced its eighth, ninth and tenth rate cuts of this year on September 17, October 2 and November 6. The central banks of the other G-7 nations have taken action to encourage monetary stimulation, so the effort has been essentially worldwide.

The stock market reacts

     The outlook for the economy and corporate profits has become considerably more clouded in light of recent events. In the first week after trading resumed on the New York Stock Exchange, the S&P 500 Index fell by 12%--its worst one-week decline in over 60 years. Fortunately, the situation has stabilized and although the market remains volatile, it has recovered to near pre-attack levels.

     However, there is certainly no indication that a new bull market is imminent. Bad news about the earnings prospects of specific companies and about the economy in general is expected over the next few months. However, we believe the economic and financial situation is fundamen-tally sound, and the massive doses of monetary and fiscal stimulation are expected to lead to better times in 2002. Most importantly, consumers need to get back to "business as usual."

Falling into recession

     The US has been narrowly skirting a recession all year, with good consumption growth just barely offsetting the slump in manufacturing. The psychological impact of the terrorist strikes here at home has adversely affected the desire and willingness of consumers to spend, at least temporarily. As a result, the economy has now fallen into recession, which will likely last for the balance of the year.
     Based on prior crisis periods, however, this negative consumer reaction should be temporary, and we look for consumption and economic activity to improve early in 2002. In fact, the upward momentum in the economy next year may be somewhat more vigorous than expected previously, although we will be starting from a more depressed level. However, there will likely be several factors in play--the extent of new cutbacks in employment, the possibility of additional terrorist actions against the US and the successes of our campaign against terrorist cells--none of which are really predictable at this time.


The opinions expressed are those of the contributor and are subject to change.

Because economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts will come to pass. International investing may pose special risks due to currency exchange rate fluctuations, as well as political, economic and social developments. Investing in smaller stocks may include liquidity risks as well.

Please visit steinroe.com for Alfred F. Kugel's monthly market commentary.

Performance Summary


Average annual total return (%)
Period ended September 30, 2001


                                           1-Year      5-year      Life
-----------------------------------------------------------------------
Small Company Growth Fund,
Class S*                                   -43.40       6.28       9.40
-----------------------------------------------------------------------
Russell 2000 Growth Index                  -42.59      -1.75      -0.73
-----------------------------------------------------------------------
Morningstar Small Growth Category          -36.90       6.58       7.97
-----------------------------------------------------------------------
S&P Small Cap 600 Index                    -10.63       7.76       8.64
-----------------------------------------------------------------------
* The Fund's inception is 3/25/96.

INVESTMENT COMPARISONS

Value of a $10,000 Investment, March 25, 1996 to September 30, 2001

LINE CHART:

                           Stein Roe Small
                           Company Growth            S&P Small Cap              Russell 2000              Morningstar Small
                           Fund                      600 Index                  Growth Index              Growth Category
3/25/96                    10000                     10000                      10000                     10000
                           10110                     10000                      10000                     10000
                           10890.5                   10574                      10768                     10865.1
                           11370.8                   10949.4                    11320.4                   11394.2
                           11300.3                   10520.2                    10584.6                   10884.1
                           10549.9                   9796.37                    9292.2                    9840.11
                           11070                     10401.8                    9979.82                   10477.5
1996                       12109.5                   10858.4                    10493.8                   11086.2
                           11749.9                   10783.5                    10041.5                   10736
                           12029.5                   11343.2                    10320.6                   10974.3
                           11549.5                   11475.9                    10521.9                   11101.6
                           12330.3                   11666.4                    10785                     11383.5
                           11458.5                   11424.9                    10133.5                   10789.2
                           10657.6                   10838.8                    9418.11                   10109.4
                           10737.5                   10972.1                    9308.86                   9993.48
                           12009.9                   12261.3                    10708                     11317.5
                           12670.5                   12803.3                    11071                     11974.8
                           13652.4                   13608.6                    11637.8                   12768.4
                           13201.9                   13951.5                    11987                     13029
1997                       14023                     14873.8                    12943.5                   14071
                           13762.2                   14231.2                    12165.6                   13373.6
                           13652.1                   14127.3                    11876.1                   13125.5
                           13850.1                   14412.7                    11883.2                   13197
                           13635.4                   14131.6                    11725.1                   13007.5
                           15112.1                   15419                      12760.5                   14079.5
                           15636.5                   16008                      13295.1                   14775.3
                           15530.2                   16102.5                    13376.2                   14879.3
                           14578.2                   15249                      12403.8                   13944.6
                           15401.8                   15291.8                    12530.3                   14212.5
                           14353                     14123.5                    11484                     13249.3
                           11452.2                   11397.6                    8833.51                   10430.9
1998                       12425.7                   12095.2                    9729.23                   11163.4
                           12467.9                   12656.4                    10237.1                   11667.6
                           13431.7                   13368.9                    11031.5                   12606.4
                           14936                     14221.9                    12029.9                   13867.5
                           14638.8                   14044.1                    12571.2                   14177
                           13189.6                   12778.7                    11420.9                   12949.6
                           13618.2                   12943.6                    11827.5                   13435.1
                           14267.8                   13799.1                    12871.9                   14151.2
                           14757.2                   14134.5                    12892.5                   14371.2
                           15663.3                   14938.7                    13571.9                   15592.2
                           15884.1                   14807.2                    13152.5                   15578.5
                           15676.1                   14155.7                    12660.6                   15336.1
1999                       16533.5                   14215.2                    12905                     15672.2
                           17317.2                   14179.6                    13235.4                   16457.7
                           18860.2                   14776.6                    14634.3                   18411.8
                           22539.8                   15986.8                    17214.4                   21553.2
                           22997.4                   15491.2                    17054.3                   21323.9
                           29931.1                   17565.5                    21022.8                   26324.1
                           28805.7                   16915.6                    18813.3                   25045.3
                           25377.8                   16626.3                    16913.2                   22472.9
                           22304.6                   16134.2                    15431.6                   20696.6
                           27039.8                   17087.7                    17425.3                   23963.2
                           25117.3                   16669.1                    15932                     22513.2
                           30140.8                   18145.9                    17608                     25106.2
2000                       29001.4                   17652.4                    16732.9                   24159.7
                           25834.5                   17763.6                    15374.2                   22724.1
                           20117.3                   15914.4                    12582.2                   19050.8
                           22372.5                   17875                      13352.3                   20716.6
                           24726                     18641.9                    14432.5                   21438.3
                           20391.6                   17504.7                    12453.8                   18784.5
                           18540                     16701.3                    11321.7                   17108.5
                           20505.2                   17973.9                    12707.5                   19107.5
                           21171.7                   18317.2                    13002.3                   19564.4
                           21853.4                   18989.4                    13357.3                   20068.3
                           20472.3                   18672.3                    12217.9                   19016.8
                           19141.6                   18244.7                    11454.3                   17957.5
2001                       16419                     15776.2                    9607                      15246.1


Mutual fund performance changes over time. Please visit steinroe.com for daily performance updates. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell your shares. The above illustration assumes a $10,000 investment made on March 25, 1996 (March 31, 1996 for the indexes and Morningstar category), and reinvestment of income and capital gains distributions. The indices are an unmanaged group of stocks that differ from the composition of the fund and are not available for direct investment.

The fund's return is also compared to the average return of the funds included in the Morningstar Small Growth Funds category average (Morningstar Average). This Morningstar Average is composed of funds with similar investment styles as measured by their underlying portfolio holdings. Morningstar does not warrant their information to be accurate, correct, complete or timely. They shall not be responsible for investment decisions, damages or other losses resulting from use of the averages. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Sales charges are not reflected in the Morningstar averages. Source: Morningstar.

Portfolio Manager's Report

Fund Commentary



COMMENTARY FROM WILLIAM GARRISON, PORTFOLIO MANAGER OF STEIN ROE SMALL COMPANY GROWTH FUND


     Investment Objective and Strategy: Stein Roe Small Company Growth Fund seeks long-term growth by investing primarily in stocks of small-cap companies that compete within large and growing markets and that have the ability to grow their market share.

Fund Inception:
March 25, 1996

Net Assets:
$20.4 million


     The fiscal year ended September 30, 2001 was extremely difficult for most equity markets, and the Stein Roe Small Company Growth Fund did not escape the disappointment. The Russell 2000 Growth Index, the fund's benchmark, registered a return of negative 42.59% during the period, compared to a decline of 43.40% for the Stein Roe Small Company Growth Fund.
     The S&P 500 was down approximately 27% and Nasdaq was down almost 60% during the period. Stocks in general showed vulnerability over the past twelve months, as economic growth slowed and then virtually stopped. The second quarter real gross domestic product registered growth of only 0.3% and is widely expected to be negative at least over the next quarter or two.

Tech correction was inevitable

     Although the general economic slowdown and the events of September 11 certainly had a large effect on the fund's performance, the market, especially in the technology sector, experienced problems throughout most of the fund's fiscal year. On the heels of a massive technology spending spree by businesses in 1999, technology companies positioned themselves for continued rapid growth. The industry built inventories and aggressively invested in business expansion at the precise moment that the economy began to slow and certain segments of the technology sector began to experience weaker end-market demand.
     While pockets of weakness were evident, few investors fully realized how pronounced and widespread the downturn could become.

Ultimately, a slowing economic and corporate profit outlook, combined with increased competition and excess inventory, took its toll on virtually every major industry within the technology sector. This included many industries that investors once believed would experience rapid secular growth even through an economic downturn. Deteriorating fundamentals and a change in investor psychology made for a very tough market for technology stocks over the past twelve months.

Sector weightings change to reflect the times

     Technology companies, which started the 12-month period representing the largest sector of the fund's net assets, were reduced considerably and now comprise approximately 19% of the net assets. This significant decrease in weighting came through a combination of eliminating certain technology holdings as well as price deterioration of existing holdings. Examples of positions that were sold include E.piphany Software and Photon Dynamics. While we are now more cognizant of the cyclical forces of the technology industry in general, our reduction of holdings in technology companies doesn't, however, blind us to the opportunities that we believe will continue to exist in this sector. We maintained, for instance, our position in WebEx Communications (1.2% of net assets), a leader in Internet-based multimedia communications services. Before September 11, this stock showed attractive fundamentals. Today, as companies reconsider alternatives to travel and face-to-face meetings, this company may be at the cusp of a burgeoning market.
     As we focused on increasing the quality of the portfolio, paying extra attention to companies with more established operating histories and near-term profits, some financial services companies came to the forefront. Arthur J. Gallagher and Philadelphia Consolidated (2.9% and 3.2% of net assets, respectively) illustrate this focus. Philadelphia Consolidated, a specialty insurance company, and Gallagher, one of the nation's largest insurance brokerage firms, have been beneficiaries in


SIDEBAR TEXT:
Top 10 Equity Holdings
(% of Net Assets)

Ivex Packaging                     3.4
Philadelphia Consolidated          3.2
Gallagher (Arthur J.) & Co.        2.9
Radio One                          2.8
East West Bancorp                  2.6
Constellation Brands               2.4
DSP Group                          2.3
InterMune                          2.2
Ocean Energy                       2.0
Armor Holdings                     1.9
the insurance industry's looming "hard market," where pricing for insurance policies increases. The industry is coming off years of a soft, very competitive market. Both of these companies are established firms with relatively predictable earnings performance.
     The energy sector is playing less of a role in the portfolio than it was six months ago. We sold Cal Dive, a former top 10 holding, after noticing deterioration in the company's financial outlook. With a weakening market in natural gas as demand eased and prices fell, we also liquidated our shares of Louis Dreyfus Natural Gas.

Opportunities in selected biotech issues

     InterMune Inc. (2.2% of net assets), which we bought last October, continues to be a very promising holding. We added to our interest in the company this past spring when its stock price was weak, and it has since recovered to realize a net return of 32% since that time. InterMune has developed a drug to fight idiopathic pulmonary fibrosis (IPF), a lung disorder. Now in phase III clinical trials, the drug could be approved for market soon and offers investors attractive potential growth.

Not "if" but "when" for economic recovery

     An economic recovery has always followed depressed times such as these; the only question is when that recovery will occur. Events that are exclusive of the market, such as US actions taken in response to the September 11 attacks, will certainly affect the economy in the short term. What those actions might be and how strong reactions could be can't be predicted with precision, but some market fundamentals are becoming clearer.
     With real gross domestic product achieving a scant 0.3% annual rate of growth during the second quarter, we think it is likely that at


     Sidebar Text:
Equity Portfolio Highlights

                                              Russell 2000
                              Portfolio       Growth Index

Number of Holdings                105            1,272

Dollar Weighted Median
Market Capitalization ($mil.)     753              629
least the next quarter or two will show a retraction in economic activity. The Federal Reserve has lowered interest rates ten times in 2001 in an attempt to stimulate the economy, with the federal funds rate now at its lowest point since 1962. On the heels of a federal income tax rebate, Congress and the President have been negotiating over additional fiscal stimulus.
     Historically, small-cap growth stocks have done well coming out of such an economic environment. On a macro level, companies appear to be more focused on increasing profits and making good business choices during these times. We will continue to look for strong growth opportunities with attractive valuations - some technology companies, for example, appear extremely attractive to us right now.
     To help withstand any future shock, we have repositioned the portfolio by diversifying among sectors, and focusing on higher quality companies. As always, we will examine opportunities on a stock by stock basis, focusing on individual companies' prospects, their markets, and how they might benefit from an eventual recovery.

Mutual fund performance changes over time. Please visit steinroe.com for daily performance updates. Past performance is no guarantee of future results. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Share price and investment returns will vary, so you may have a gain or loss when you sell your shares. Portfolio holdings are as of 9/30/01 and are subject to change. The Russell 2000 Growth Index is an unmanaged group of stocks not associated with the fund; it is not available for direct investments. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies.

Portfolio holdings and sector breakdowns are calculated as a percentage of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain the same portfolio holdings and sector breakdown in the future.

An investment in the Fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. Small-cap stocks are more volatile than stocks of larger companies.

Portfolio Asset Allocation (% of Net Assets)

Pie Chart:
Common Stocks                       94.9
Cash, Equivalents & Other            5.1

Investment Portfolio


Investment Portfolio
--------------------
September 30, 2001

Common Stocks - 94.9%                                Shares          Value

COMMERCIAL SERVICES & SUPPLIES - 3.7%
   Diversified Commercial Services - 2.7%
   Corinthian Colleges, Inc. (a)............          3,500     $  117,985
   Exult, Inc. (a)..........................         15,200        177,688
   MAXIMUS, Inc. (a)........................          2,900        115,217
   NCO Group, Inc. (a)......................          9,700        132,696
                                                              ------------
                                                                   543,586
                                                              ------------
   Environmental Services - 1.0%
   Waste Connections, Inc. (a)..............          7,400        199,800
                                                              ------------

CONSUMER DISCRETIONARY - 5.3%
   Hotels, Restaurants & Leisure - 5.3%
   Casinos & Gaming - 2.5%
   Argosy Gaming Co. (a)....................          8,400        220,080
   MTR Gaming Group, Inc. (a)...............         24,000        222,480
   Station Casinos, Inc. (a)................          7,100         59,640
                                                              ------------
                                                                   502,200
                                                              ------------
   Leisure Facilities - 0.9%
   Bally Total Fitness Holding Corp. (a)....          9,300        188,883
                                                              ------------

   Restaurants - 1.9%
   CEC Entertainment Inc. (a)...............          9,000        306,900
   California Pizza Kitchen, Inc. (a).......          4,900         77,616
                                                              ------------
                                                                   384,516
                                                              ------------
CONSUMER STAPLES - 6.1%
   Agricultural Products - 0.7%
   Delta & Pine Land Co.....................          7,900        134,142
                                                              ------------

   Distillers & Vintners - 2.4%
   Constellation Brands, Inc. Class A (a)...         11,700        487,422
                                                              ------------

   Packaged Foods - 2.4%
   American Italian Pasta Co., Class A (a)..          7,600        328,700
   Performance Food Group Co. (a)...........          5,500        156,915
                                                              ------------
                                                                   485,615
                                                              ------------
   Tobacco - 0.6%
   Vector Group Ltd.........................          2,835        121,168
                                                              ------------

ENERGY - 4.3%
   Oil & Gas Drilling - 0.5%
   Patterson - UTI Energy, Inc. (a).........          8,100        100,116
                                                              ------------

   Oil & Gas Equipment Services - 0.4%
   TETRA Technologies, Inc. (a).............          5,200         90,584
                                                              ------------


See notes to investment portfolio.

                                                     Shares          Value

   Oil & Gas Exploration & Production - 3.3%
   Ocean Energy, Inc........................         24,400     $  397,720
   Pogo Producing Co........................         11,700        274,950
                                                              ------------
                                                                   672,670
                                                              ------------
   Oil & Gas Refining & Marketing - 0.1%
   Syntroleum Corp. (a).....................          4,200         19,698
                                                              ------------

FINANCIALS - 14.4%
   Banks - 6.1%
   Boston Private Financial Holdings, Inc...         12,100        236,071
   Community First Bankshares, Inc..........         14,900        357,898
   East West Bancorp, Inc...................         22,900        535,631
   IndyMac Bancorp, Inc. (a)................          3,900        105,729
                                                              ------------
                                                                 1,235,329
                                                              ------------
   Diversified Financial Services - 0.6%
   Alliance Data Systems Corp. (a)..........          8,200        133,250
                                                              ------------

   Insurance Brokers - 2.9%
   Gallagher (Arthur J.) & Co...............         17,400        588,990
                                                              ------------

   Multi-Sector Holdings - 1.6%
   S&P Mid-Cap 400 Depositary Receipts (a)..          4,000        316,600
                                                              ------------

   Property & Casualty Insurance - 3.2%
   Philadelphia Consolidated Holding Corp. (a)       18,700      649,638
                                                              ------------

HEALTH CARE - 20.4%
   Biotechnology & Pharmaceuticals - 13.4%
   Biotechnology - 6.0%
   BioSphere Medical, Inc. (a)..............          9,600         79,200
   Enzon, Inc. (a)..........................          3,400        173,400
   Genta, Inc. (a)..........................         23,800        246,330
   Guilford Pharmaceuticals, Inc. (a).......         14,100        121,401
   InterMune, Inc. (a)......................         11,900        455,175
   PRAECIS Pharmaceuticals, Inc. (a)........         11,400         42,522
   Scios, Inc. (a)..........................          6,400        105,984
                                                              ------------
                                                                 1,224,012
                                                              ------------
   Pharmaceuticals - 7.4%
   Atrix Laboratories, Inc. (a).............          4,600        108,099
   CIMA Labs, Inc. (a)......................          3,200        194,400
   COR Therapeutics, Inc. (a)...............          3,400         76,942
   Celgene Corp. (a)........................          6,300        166,509
   Cubist Pharmaceuticals, Inc. (a).........          5,300        173,681
   DUSA Pharmaceuticals, Inc. (a)...........          7,000         71,820
   SICOR, Inc. (a)..........................         15,100        285,239
   Taro Pharmaceutical Industries Ltd. (a)..         10,700        376,212
   Vertex Pharmaceuticals, Inc. (a).........          3,348         60,398
                                                              ------------
                                                                 1,513,300
                                                              ------------


See notes to investment portfolio.

                                                     Shares          Value

   Health Care Equipment & Services - 7.0%
   Health Care Distributors & Services - 1.1%
   IMPATH, Inc. (a).........................          3,000     $  103,530
   Specialty Laboratories, Inc. (a).........          4,100        112,750
                                                              ------------
                                                                   216,280
                                                              ------------

   Health Care Equipment - 3.2%
   American Medical Systems Holdings, Inc. (a)        6,400        122,048
   Aspect Medical Systems, Inc. (a).........          7,000         76,650
   Closure Medical Corp. (a)................          5,800        111,650
   Noven Pharmaceuticals, Inc. (a)..........          6,600        119,460
   Thoratec Corp. (a).......................         13,000        215,020
                                                              ------------
                                                                   644,828
                                                              ------------

   Health Care Facilities - 1.9%
   Province Healthcare Co. (a)..............         10,700        393,118
                                                              ------------

   Managed Health Care - 0.8%
   Caremark Rx, Inc. (a)....................          9,500        158,460
                                                              ------------

INDUSTRIALS - 6.3%
   Aerospace & Defense - 3.2%
   Armor Holdings, Inc. (a).................         20,000        396,000
   DRS Technologies, Inc. (a)...............          7,300        253,675
                                                              ------------
                                                                   649,675
                                                              ------------
   Construction & Engineering - 1.0%
   Granite Construction, Inc................          4,200        107,688
   Insituform Technologies, Inc. Class A (a)          5,600         95,480
                                                              ------------
                                                                   203,168
                                                              ------------
   Electrical Components & Equipment - 1.6%
   AstroPower, Inc. (a).....................          1,700         58,667
   Rayovac Corp. (a)........................          6,800        103,700
   Wilson Greatbatch Technologies, Inc. (a).          5,500        161,150
                                                              ------------
                                                                   323,517
                                                              ------------
   Industrial Machinery - 0.5%
   GSI Lumonics, Inc. (a)...................         16,300        110,840
                                                              ------------

MATERIALS - 5.5%
   Diversified Metals & Mining - 0.4%
   Arch Coal, Inc...........................          5,100         79,560
                                                              ------------

   Fertilizers & Agricultural Chemicals - 0.2%
   The Scotts Co., Class A (a)..............          1,200         40,920
                                                              ------------

   Metal & Glass Containers - 4.0%
   AptarGroup, Inc..........................          4,300        136,740
   Ivex Packaging Corp. (a).................         40,200        685,410
                                                              ------------
                                                                   822,150
                                                              ------------


See notes to investment portfolio.

                                                     Shares          Value

   Precious Metals & Minerals - 0.9%
   Stillwater Mining Co. (a)................          9,100     $  183,092
                                                              ------------

MEDIA - 2.8%
   Broadcasting & Cable - 2.8%
   Radio One, Inc., Class D (a).............         50,000        577,000
                                                              ------------

RETAILING - 4.3%
   Apparel Retail - 2.6%
   Chico's FAS, Inc. (a)....................          7,950        187,223
   Genesco, Inc. (a)........................          9,700        157,625
   Hot Topic, Inc. (a)......................          7,600        190,760
                                                              ------------
                                                                   535,608
                                                              ------------
   Catalog Retail - 0.9%
   Coldwater Creek, Inc. (a)................         10,500        192,150
                                                              ------------

   Specialty Stores - 0.8%
   Rent-A-Center, Inc. (a)..................          6,600        153,450
                                                              ------------

SOFTWARE & SERVICES - 10.6%
   Applications Software - 3.5%
   Actuate Corp. (a)........................         17,400         72,906
   Aspen Technologies, Inc. (a).............          9,000         90,000
   BEA Systems, Inc. (a)....................         13,800        132,342
   PLATO Learning, Inc. (a).................          4,100         98,974
   Precise Software Solutions Ltd. (a)......         11,900        131,495
   THQ, Inc. (a)............................          2,300         99,245
   Vastera, Inc. (a)........................          7,300         81,760
                                                              ------------
                                                                   706,722
                                                              ------------
   Information Technology Consulting &
   Services - 4.6%
   ChoicePoint, Inc. (a)....................          5,850        243,594
   Cognizant Technology Solutions Corp. (a).          9,300        208,320
   eFunds Corp. (a).........................          7,200        119,880
   eSPEED, Inc. Class A (a)(b)..............         34,100        102,300
   MCSi, Inc. (a)...........................         16,600        267,426
                                                              ------------
                                                                   941,520
                                                              ------------
   Internet Software & Services - 2.5%
   I-many, Inc. (a).........................         23,100         53,592
   InterCept Group. Inc. (a)................          1,900         63,555
   MatrixOne, Inc. (a)......................         29,600        161,024
   WebEx Communications, Inc. (a)...........         11,100        235,764
                                                              ------------
                                                                   513,935
                                                              ------------
TECHNOLOGY HARDWARE & EQUIPMENT - 8.4%
   Computer Storage & Peripherals - 0.7%
   SBS Technologies, Inc. (a)...............         12,800        142,848
                                                              ------------


See notes to investment portfolio.

                                                     Shares          Value

   Electronic Equipment & Instruments - 3.4%
   DSP Group, Inc. (a)......................         23,600     $  470,820
   Measurement Specialties, Inc. (a)........          5,500         54,395
   Planar Systems, Inc. (a).................          8,200        164,902
                                                              ------------
                                                                   690,117
                                                              ------------
   Semiconductor Equipment - 1.6%
   Applied Micro Circuits Corp. (a).........         18,000        125,820
   PMC-Sierra, Inc. (a).....................         10,000        103,900
   Therma-Wave, Inc. (a)....................          8,700         89,349
                                                              ------------
                                                                   319,069
                                                              ------------
   Telecommunication Equipment - 2.7%
   Aware, Inc. (a)..........................          9,500         37,430
   CIENA Corp. (a)..........................         14,000        144,060
   Finisar Corp. (a)........................         26,900        106,524
   Sonus Networks, Inc. (a).................          9,800         29,400
   TriQuint Semiconductor, Inc. (a).........         15,100        241,449
                                                              ------------
                                                                   558,863
                                                              ------------
TELECOMMUNICATION SERVICES - 0.1%
   Integrated Telecommunication Services - 0.1%
   ITC DeltaCom, Inc. (a)...................         18,800         22,560
                                                              ------------

TRANSPORTATION - 2.0%
   Marine - 2.0%
   A.C.L.N. Ltd. (a)........................          5,500        215,875
   Stelmar Shipping Ltd. (a)................         14,200        198,090
                                                              ------------
                                                                   413,965
                                                              ------------
UTILITIES - 0.7%
   Electric Utilities - 0.7%
   Orion Power Holdings, Inc. (a)...........          5,100        130,050
                                                              ------------

TOTAL COMMON STOCKS
   (cost of $22,777,646)....................                    19,314,984
                                                              ------------

Warrants - 0.0%                                       Units

TELECOMMUNICATION SERVICES - 0.0%
   Integrated Telecommunication Services - 0.0%
   RateXchange Corp. (a) (cost of $0).......          4,167              0
                                                              ------------

Short-Term Obligations - 3.0%                           Par

   Repurchase agreement with SBC Warburg, Ltd., dated
   9/28/01, due 10/1/01, at 3.24%, collateralized by a
   U.S. Treasury Note with a maturity of 2028, market
   value $623,875 (repurchase proceeds $607,164)   $607,000        607,000
                                                              ------------

TOTAL INVESTMENTS - 97.9%
   (cost of $23,384,646) (c)................                    19,921,984
                                                              ------------

Other Assets & Liabilities, Net - 2.1%......                       437,996
                                                              ------------

Net Assets - 100.0%.........................                  $ 20,359,980
                                                              ============

Notes to Investment Portfolio:
--------------------------------------------------------------------------------

(a)  Non-income producing.

(b) Represents fair value as determined in good faith under procedures approved by the Trustees.

(c)  Cost for federal income tax purposes is $23,478,923.

See notes to financial statements.

Financial Statements

Statement of Assets and Liabilities
-----------------------------------
September 30, 2001

Assets
Investments, at value (cost of $23,384,646)................  $19,921,984
Cash.......................................................          699
Receivable for:
   Investments sold........................................      419,730
   Fund shares sold........................................      158,397
   Interest................................................          164
   Dividends...............................................        2,767
   Expense reimbursement due from Advisor..................       25,022
Other assets...............................................        2,469
                                                            ------------
   Total Assets............................................   20,531,232
                                                            ------------

Liabilities
Payable for:
   Investments purchased...................................       98,865
   Management fee..........................................       17,221
   Administration fee......................................        2,597
   Transfer agent fee......................................        3,219
   Bookkeeping fee.........................................          605
   Audit fee...............................................       19,589
Other liabilities..........................................       29,156
                                                            ------------
   Total Liabilities.......................................      171,252
                                                            ------------
Net Assets.................................................  $20,359,980
                                                            ============

Composition of Net Assets
Paid in capital............................................  $30,959,425
Accumulated net investment loss............................         (367)
Accumulated net realized loss..............................   (7,136,416)
Net unrealized depreciation on investments.................   (3,462,662)
                                                            ------------
Net Assets.................................................  $20,359,980
                                                            ============

Net asset value and redemption price per share -
   Class A ($2,901/288)....................................       $10.07(a)
                                                            ============

Maximum offering price per share -
   Class A ($10.07/0.9425).................................       $10.68(b)
                                                            ============

Net asset value, redemption and offering price per share -
   Class S ($20,357,079/2,014,126).........................       $10.11
                                                            ============

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

Statement of Operations
-----------------------
For the Year Ended September 30, 2001

Investment Income
Dividends ..............................                     $    22,929
Interest ...............................                         113,621
                                                           -------------
   Total Investment Income..............                         136,550

Expenses
Management fee..........................      $  224,859
Administration fee......................          39,625
Service fee - Class A...................               8
Distribution fee - Class A..............               3
Transfer agent fee......................          65,163
Bookkeeping fee.........................          21,171
Custody fee.............................          10,557
Registration fee........................          31,689
Reports to shareholders fee.............          43,217
Other expenses..........................          42,592
                                           -------------
   Total Expenses.......................         478,884
Fees and expenses waived or
   borne by Advisor.....................         (85,774)
Fees waived by Distributor - Class A....              (3)
Custody credits earned..................            (357)
                                           -------------
   Net Expenses.........................                         392,750
                                                           -------------
   Net Investment Loss..................                        (256,200)
                                                           -------------

Net Realized and Unrealized Gain (Loss)
on Portfolio Positions
Net realized loss on investments........                      (7,127,100)
Net change in unrealized
   appreciation/depreciation on
   investments..........................                      (8,267,687)
                                                           -------------
   Net Loss.............................                     (15,394,787)
                                                           -------------
Decrease in Net Assets from Operations..                    $(15,650,987)
                                                           =============


See notes to financial statements.

Statement of Changes in Net Assets

                                              Year Ended      Year Ended
                                           September 30,   September 30,
Increase (Decrease) in Net Assets                   2001            2000(a)
                                           -------------   -------------
Operations
Net investment loss.....................   $    (256,200)  $    (221,050)
Net realized gain (loss) on investments.      (7,127,100)      6,508,903
Net change in unrealized
   appreciation/depreciation on
   investments..........................      (8,267,687)      3,696,079
                                           -------------   -------------
   Net Increase (Decrease) from Operations   (15,650,987)      9,983,932
                                           -------------   -------------
Distributions to Shareholders
From net realized capital gains -
   Class A..............................            (687)             --
In excess of net realized capital
   gains - Class A......................              (9)             --
From net realized capital gains -
   Class S..............................      (5,426,005)       (835,793)
In excess of net realized capital
   gains - Class S......................         (73,657)             --
                                           -------------   -------------

   Total Distributions to Shareholders..      (5,500,358)       (835,793)
                                           -------------   -------------
Share Transactions
Subscriptions - Class A.................           4,278           1,000
Distributions reinvested - Class A......             696              --
Redemptions - Class A...................          (1,000)             --
                                           -------------   -------------
   Net Increase - Class A...............           3,974           1,000
                                           -------------   -------------

Subscriptions - Class S.................      23,071,664      23,605,156
Distributions reinvested - Class S......       5,443,725         830,058
Redemptions - Class S...................     (23,518,263)     (6,987,128)
                                           -------------   -------------
   Net Increase - Class S...............       4,997,126      17,448,086
                                           -------------   -------------
   Net Increase from Share Transactions.       5,001,100      17,449,086
                                           -------------   -------------
   Total Increase (Decrease) in
      Net Assets........................     (16,150,245)     26,597,225

Net Assets
Beginning of period.....................      36,510,225       9,913,000
                                           -------------   -------------
End of period (including accumulated net
   investment loss of $(367) and
   $0, respectively)....................    $ 20,359,980    $ 36,510,225
                                           =============   =============
Changes in Shares
Subscriptions - Class A.................             255              52
Issued for distributions
   reinvested - Class A.................              51              --
Redemptions - Class A...................             (70)             --
                                           -------------   -------------
   Net Increase - Class A...............             236              52
                                           -------------   -------------

Subscriptions - Class S.................       1,630,452       1,205,567
Issued for distributions reinvested - Class S    400,722          56,323
Redemptions - Class S...................      (1,664,064)       (349,330)
                                           -------------   -------------
   Net Increase - Class S...............         367,110         912,560
                                           -------------   -------------

(a) Class A shares were initially offered on July 31, 2000.

See notes to financial statements.

Notes to Financial Statements

Notes to Financial Statements
-----------------------------
September 30, 2001

Note 1. Organization

     Stein Roe Small Company Growth Fund - Class S and Liberty Small Company Growth Fund - Class A (collectively the "Fund") is a series of Liberty-Stein Roe Funds Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund's investment objective is to seek long-term growth. The Fund may issue an unlimited number of shares. The Fund offers two classes of shares: Class A and Class S. Class S shares are offered continuously at net asset value. Class A shares have their own sales charge and expense structure. Please refer to the Fund's Class A prospectus for more information on Class A shares. The financial highlights for Class A shares are presented in a separate annual report.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation and Transactions

     Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid price.
     Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

     Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.
     Security transactions are accounted for on the date the securities are purchased, sold or mature. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Federal Income Taxes

     Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.
     The Fund intends to utilize provisions of the federal income tax law, which allow the Fund to carry a realized capital loss forward up to eight years following the year to the loss, and offset such losses against any future realized gains. At September 30, 2001, the Fund had a capital loss carryforward of $125,773 which will expire in 2009.
     Net capital losses of $6,916,365, attributable to security transactions occurring after October 31, 2000 are treated as arising on October 1, 2001, the first day of the Fund's next taxable year.

Determination of Class Net Asset Values and
Financial Highlights

     All income, expenses (other than Class A 12b-1 service and distribution fee and Class A and Class S transfer agent fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.
     The per share data was calculated using the average shares outstanding during the period.

Distributions to Shareholders

     Distributions to shareholders are recorded on the ex-date.
     The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
     The following reclassifications have been made to the financial statements:

                        Increase (Decrease)
----------------------------------------------------------------------------

                          Accumulated Net         Accumulated Net
Paid-in Capital           Investment Loss          Realized Loss
----------------------------------------------------------------------------
   $(329,547)                 $255,833                 $73,714
     These differences are primarily due to a net operating loss. Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

Other

     Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Corporate actions are recorded on the ex-date. The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

Note 2. Fees and Compensation Paid to Affiliates

Management Fee

     Stein Roe & Farnham, Incorporated (the "Advisor"), an affiliate of Liberty Financial Companies, Inc. ("Liberty Financial"), is the investment advisor of the Fund and receives a monthly fee equal to 0.85% annually of the Fund's average daily net assets.

     On November 1, 2001, Liberty Financial, an intermediate parent of the Advisor, completed the sale of its asset management business, including each of the Liberty Financial affiliates, to Fleet National Bank ("Fleet"). This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contract with the Fund to Fleet. Liberty Financial had obtained approval of a new investment advisory contract by the Fund's Board of Trustees and fund shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.

Administrative Fee

     The Advisor also provides accounting and other services for a monthly fee equal to 0.15% annually of the Fund's average daily net assets.

Bookkeeping Fee

     The Advisor is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). Effective February 1, 2001, the Advisor pays fees to State Street under the Outsourcing Agreement.
     During the period October 1, 2000 to June 30, 2001, the Advisor provided bookkeeping and pricing services to the Fund for a monthly fee equal to $25,000 annually plus 0.0025% annually of the Fund's average net assets over $50 million. Effective July 1, 2001, under its pricing and bookkeeping agreement with the Fund, the Advisor receives an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average net assets are more than $50 million, a monthly fee equal to the average net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

Transfer Agent Fee

     Liberty Funds Services, Inc. (The "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee comprised of 0.06% annually of the Fund's average net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursement for certain out-of-pocket expenses.
     Prior to July 1, 2001, the Transfer Agent received a monthly fee equal to 0.22% annually of the average net assets attributable to Class S shares and received reimbursement for certain out-of-pocket expenses.

Underwriting Discounts, Service and Distribution Fees

Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Advisor, is the Fund's principal underwriter. The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee on Class A net assets. The fee structure for the 12b-1 plan is defined in the Class A prospectus.

Expense Limits

     The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 1.50% annually (1.484% annually for Class S through June 30, 2001) of the Fund's average daily net assets.

Other

     The Fund pays no compensation to its officers, all of whom are employees of the Advisor or its affiliate.

Note 3. Portfolio Information

Investment Activity

     During the year ended September 30, 2001, purchases and sales of investments, other than short-term obligations, were $43,449,926 and $41,832,918, respectively. Unrealized appreciation (depreciation) at September 30, 2001, based on cost of investments for federal income tax purposes was:

Gross unrealized appreciation:   $ 1,880,609
Gross unrealized depreciation:    (5,437,548)
                                 -----------
Net unrealized depreciation:     $(3,556,939)
                                 ===========

Other

     The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Note 4. Line of Credit

     The Trust and SR&F Base Trust (collectively, the "Trusts") participate in an unsecured line of credit agreement provided by the custodian bank. The line of credit entitles the Trusts to borrow from the custodian at any time upon notice from the Trusts. The borrowings available to the Trusts for the line of credit are $200 million. Borrowings may be made to temporarily finance repurchase of Fund shares. Interest is charged to the Trusts and, ultimately, the Fund based on its borrowings. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by the Fund based on the relative asset size of the Fund to the Trusts as a whole. The commitment fee is included in "Other expenses" on the Statement of Operations. Because several investment companies participate, there is no assurance that an individual Fund will have access to the entire line of credit at any particular time. For the year ended September 30, 2001, the Trusts and Fund had no borrowings under the agreement.

Note 5. Other Related Party Transactions

     During the year ended September 30, 2001, the Fund used AlphaTrade, Inc., a wholly owned subsidiary of Colonial Management Associates, Inc. (an affiliate of the Advisor), as one of its brokers. Total commissions paid to AlphaTrade, Inc. during the year were $705. At September 30, 2001, Keyport Life Insurance, an affiliate of the Advisor, owned 24.1% of the Fund's outstanding shares.

Note 6. Reorganization, Underwriting Discounts,
Service and Distribution Fees

     The Fund was reorganized into a single class fund as of February 3, 1999. On that date, Class A shares of the Colonial Aggressive Growth Fund (CAGF) were exchanged into a single series of the Fund (Class S). Class B and Class C shares were terminated. For the period July 1, 1998 through February 2, 1999, Liberty Funds Distributor, Inc., (the "Distributor"), an affiliate of the Advisor, was CAGF's principal underwriter. The Distributor retained no net underwriting discounts on CAGF's Class A shares and no contingent deferred sales charges on Class A, Class B or Class C share redemptions.
     From July 1, 1998 through February 2, 1999, CAGF operated under a 12b-1 plan, which required the payment of a service fee to the Distributor equal to 0.25% annually of CAGF's net assets as of the 20th of each month. The plan also required the payment of a distribution fee equal to 0.75% annually of the average net assets attributable to Class B and Class C shares only. Any CDSC and fees received from the 12b-1 plan were used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

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                                       25

Financial Highlights

Stein Roe Small Company Growth Fund
Selected data for a share outstanding throughout each period, ratios and supplemental data are as follows:

                                                                       Year Ended
                                                                     September 30,           Period
                                                               -----------------------        Ended             Year
                                                                     2001         2000    September            Ended
                                                                  Class S      Class S          30,          June 30,
                                                                   Shares       Shares         1999(a)          1999(b)
                                                               ----------   ----------   ----------       ----------
Net Asset Value, Beginning of Period........................      $ 22.17      $ 13.50      $ 12.79          $ 14.39
------------------------------------
                                                               ----------   ----------   ----------       ----------
Income From Investment Operations
Net investment loss (c).....................................        (0.13)       (0.18)       (0.03)           (0.09)
Net realized and unrealized gain (loss) on investments......        (8.65)        9.86         0.74             0.19
                                                               ----------   ----------   ----------       ----------
   Total from Investment Operations.........................        (8.78)        9.68         0.71             0.10
                                                               ----------   ----------   ----------       ----------
Less Distributions to Shareholders
From net realized gains.....................................        (3.24)       (1.01)          --            (1.70)
In excess of net realized gains.............................        (0.04)          --           --               --
                                                               ----------   ----------   ----------       ----------
   Total Distributions to Shareholders......................        (3.28)       (1.01)          --            (1.70)
                                                               ----------   ----------   ----------       ----------
Net Asset Value, End of Period..............................      $ 10.11      $ 22.17      $ 13.50          $ 12.79
------------------------------
                                                               ==========   ==========   ==========       ==========
Total return (d)(e).........................................       (43.40)%      75.42%        5.55%(f)         1.71%
                                                               ----------   ----------   ----------       ----------

Ratios to Average Net Assets
Expenses....................................................         1.49%(g)     1.50%(h)     1.50%(g)(i)      1.52%(g)
Net investment loss.........................................        (0.97)%(g)   (0.92)%(h)   (0.93)%(g)(i)    (0.78)%(g)
Waiver/reimbursement........................................         0.32%        0.44%        2.23%(i)         2.53%
Portfolio turnover rate.....................................          168%         160%          27%(f)          105%
Net assets at end of period (000)...........................     $ 20,357     $ 36,509      $ 9,913          $ 9,293

(a) The Fund changed its fiscal year end from June 30 to September 30. Information presented is for the period from July 1, 1999 through September 30, 1999.

(b)  On February 3, 1999, Class B and Class C Shares were terminated. Please see
     Note 6 in Notes to Financial Statements.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge, if applicable

(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had no impact.

(h) The benefits derived from custody credits had an impact of 0.01% for the year ended September 30, 2000.

(i)  Annualized.


26-27 SPREAD

Stein Roe Small Company Growth Fund
Selected data for a share outstanding throughout each period, ratios and supplemental data are as follows:

                                                                 Ended June 30, 1998             Year Ended June 30, 1997
                                                              ------------------------------------  -------------------------------
                                                                 Class A      Class B      Class C    Class A    Class B    Class C
                                                              ----------   ----------   ----------  ---------   --------   --------
Net Asset Value, Beginning of Period........................     $ 12.65      $ 12.54      $ 12.54    $ 11.30    $ 11.28     $11.28
                                                              ----------   ----------   ----------  ---------   --------   --------
Income From Investment Operations
Net investment loss (a).....................................       (0.14)       (0.24)       (0.24)     (0.11)     (0.20)     (0.20)
Net realized and unrealized gain (loss) on investments......        2.78         2.75         2.75       1.48       1.48       1.48
                                                              ----------   ----------   ----------  ---------   --------   --------
   Total from Investment Operations.........................        2.64         2.51         2.51       1.37       1.28       1.28
                                                              ----------   ----------   ----------  ---------   --------   --------
Less Distributions to Shareholders
From net investment income..................................          --           --           --      (0.01)        --         --
From net realized gains.....................................       (0.90)       (0.90)       (0.90)     (0.01)     (0.02)     (0.02)
                                                              ----------   ----------   ----------  ---------   --------   --------
   Total Distributions to Shareholders......................       (0.90)       (0.90)       (0.90)     (0.02)     (0.02)     (0.02)
                                                              ----------   ----------   ----------  ---------   --------   --------
Net Asset Value, End of Period..............................     $ 14.39      $ 14.15      $ 14.15    $ 12.65    $ 12.54    $ 12.54
------------------------------
                                                              ==========   ==========   ==========  =========   ========   ========
Total return (b)(c).........................................       21.56%       20.68%       20.68%     12.14%     11.31%    11.31%
                                                              ----------   ----------   ----------  ---------   --------   --------

Ratios to Average Net Assets
Expenses (d)................................................        1.55%        2.30%        2.30%      1.55%      2.30%     2.30%
Net investment loss (d).....................................       (1.04)%      (1.79)%      (1.79)%    (0.99)%    (1.74)%   (1.74)%
Waiver/reimbursement........................................        2.21%        2.21%        2.21%      2.57%      2.57%     2.57%
Portfolio turnover rate.....................................          70%          70%          70%        54%        54%       54%
Net assets at end of period (000)...........................     $ 3,867      $   379      $   379    $ 3,185    $   314    $   314

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from custody credits had no impact.

28-29 SPREAD

Report of Independent
   Accountants


Report of Independent Accountants

     To the Trustees of Liberty-Stein Roe Funds Investment Trust and Class S Shareholders of Stein Roe Small Company Growth Fund

     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class S financial highlights present fairly, in all material respects, the financial position of Stein Roe Small Company Growth Fund, (the "Fund")(a series of Liberty-Stein Roe Funds Investment Trust) at September 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Boston, Massachusetts
November 8, 2001

Unaudited Information

Unaudited Information

Results of Special Meeting of Shareholders
     On December 27, 2000, a Special Meeting of Shareholders (Meeting) was held to conduct the vote for and against the approval of the items listed on the Proxy for said Meeting. On September 29, 2000, the record date of the Meeting, the Fund had $36,479,733 of eligible NAV of shares outstanding. The NAV of shares were voted on the proxy item as follows:
                                                       Authority
To elect a Board of Trustees:            For            Withheld
----------------------------------------------------------------
Douglas Hacker                      $ 4,407,656        $ 351,814
Janet Langford Kelly                  4,407,656          351,814
Richard W. Lowry                      4,407,656          351,814
Salvatore Macera                      4,403,671          355,798
William E. Mayer                      4,407,656          351,814
Charles R. Nelson                     4,364,582          394,888
John J. Neuhauser                     4,403,671          355,798
Joseph R. Palombo                     4,407,656          351,814
Thomas E. Stitzel                     4,403,671          355,798
Thomas C. Theobald                    4,364,582          394,888
Anne-Lee Verville                     4,365,241          394,229

     On September 26, 2001, a Special Meeting of Shareholders of the Fund was held to conduct a vote for and against the approval of a new investment advisory agreement. On July 16, 2001, the record date for the Meeting, the Fund had eligible NAV of shares outstanding of $25,469,301. The votes cast were as follows:
                                                 % of NAV      % of NAV
                                                 to Total      to Total
Proposal of new investment                      Outstanding       NAV
advisory agreement:                 NAV             NAV          Voted
-----------------------------------------------------------------------
For                            $13,329,241         52.33%        96.99%
Against                            179,931          0.71%         1.31%
Abstain                            233,175          0.92%         1.70%

2001 Federal Tax Information
     For the fiscal year ended September 30, 2001, the Fund had no long-term gains.


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

                          LOGO: STEIN ROE MUTUAL FUNDS
                               One Financial Center
                              Boston, MA 02111-2621
                                       800-338-2550


                                                        S13-02/469H-0901 (10/01)
                                                                         01/2087